                                                                    EXHIBIT 99.3

                                                                   ACCRUAL BASIS


CASE NAME:       KEVCO HOLDING, INC.

CASE NUMBER:     401-40785-BJH-11

JUDGE:           BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------         -------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                      MARCH 7, 2002
---------------------------------------         -------------------------------
Printed Name of Responsible Party                            Date

PREPARER:

/s/ Dennis S. Faulkner                               ACCOUNTANT FOR DEBTOR
---------------------------------------         -------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                       MARCH 7, 2002
---------------------------------------         -------------------------------
Printed Name of Preparer                                     Date

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:     401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED              MONTH
ASSETS                                                       AMOUNT              JAN-02             MONTH           MONTH
------                                                     ---------             ------             -----           -----

1.    Unrestricted Cash                                           232                 0
2.    Restricted Cash
3.    Total Cash                                                  232                 0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                          0                  0
9.    Total Current Assets                                       232                  0
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                              0                  0
13.   Due From Insiders
14.   Other Assets - Net of Amortization                  95,356,800                  0
15.   Other (Attach List)                                 14,496,631         14,496,631
16.   Total Assets                                       109,853,663         14,496,631

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                             0
23.   Total Post Petition Liabilities                                                 0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                             75,885,064         13,509,318
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                                328,039,345        321,188,722
28.   Total Pre Petition Liabilities                     403,924,409        334,698,040
29.   Total Liabilities                                  403,924,409        334,698,040

EQUITY

30.   Pre Petition Owners' Equity                                          (294,070,746)
31.   Post Petition Cumulative Profit Or (Loss)                             (88,505,859)
32.   Direct Charges To Equity (FOOTNOTE)                                    62,375,196
33.   Total Equity                                                         (320,201,409)
34.   Total Liabilities and Equity                                           14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO HOLDING, INC.                            SUPPLEMENT TO

CASE NUMBER:      401-40785-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                         SCHEDULED          MONTH
ASSETS                                                     AMOUNT           JAN-02         MONTH        MONTH
------                                                   ---------          ------         -----        -----

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                      0                 0

A.   Goodwill: SSS                                       6,097,280
B.   Goodwill: Bowen                                    13,569,437
C.   Goodwill: BTE                                       1,657,846
D.   Goodwill: Shelter                                  74,032,237
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                  95,356,800                 0

A.   Investment in Subsidiaries                         14,496,631        14,496,631
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                           14,496,631        14,496,631

POST PETITION LIABILITIES
A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                              0

PRE PETITION LIABILITIES

A.   Interco. Payables (FOOTNOTE)                      199,539,345       192,688,722
B.   10 3/8% Senior Sub. Notes                         105,000,000       105,000,000
C.   Sr. Sub. Exchangeable Notes                        23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                  328,039,345       321,188,722

CASE NAME:       KEVCO HOLDING, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:     401-40785-BJH-11


INCOME STATEMENT
                                            MONTH                                    QUARTER
REVENUES                                   JAN-02        MONTH         MONTH          TOTAL
--------                                   ------        -----         -----          -----

1.    Gross Revenues                                                                      0
2.    Less: Returns & Discounts                                                           0
3.    Net Revenue                               0                                         0

COST OF GOODS SOLD

4.    Material                                                                            0
5.    Direct Labor                                                                        0
6.    Direct Overhead                                                                     0
7.    Total Cost Of Goods Sold                  0                                         0
8.    Gross Profit                              0                                         0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                      0
10.   Selling & Marketing                                                                 0
11.   General & Administrative                                                            0
12.   Rent & Lease                                                                        0
13.   Other (Attach List)                                                                 0
14.   Total Operating Expenses                  0                                         0
15.   Income Before Non-Operating
      Income & Expense                          0                                         0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)           0                                         0
17.   Non-Operating Expense (Att List)          0                                         0
18.   Interest Expense                                                                    0
19.   Depreciation / Depletion                                                            0
20.   Amortization                                                                        0
21.   Other (Attach List)                       0                                         0
22.   Net Other Income & Expenses               0                                         0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                   0
24.   U.S. Trustee Fees                                                                   0
25.   Other (Attach List)                                                                 0
26.   Total Reorganization Expenses             0                                         0
27.   Income Tax                                                                          0
28.   Net Profit (Loss)                         0                                         0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11


CASH RECEIPTS AND                              MONTH                              QUARTER
DISBURSEMENTS                                 JAN-02      MONTH       MONTH        TOTAL
-------------                                 ------      -----       -----       -------

1.   Cash - Beginning Of Month                    0                                     0

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Interco. Transfer)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts                 0                                     0
10.  Total Receipts                               0                                     0
11.  Total Cash Available                         0                                     0

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)                          0                                     0
26.  Total Operating Disbursements                0                                     0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements                          0                                     0
32.  Net Cash Flow                                0                                     0
33.  Cash - End of Month                          0                                     0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:         KEVCO HOLDING, INC.                         ACCRUAL BASIS - 4

CASE NUMBER:       401-40785-BJH-11

                                            SCHEDULED      MONTH
ACCOUNTS RECEIVABLE AGING                     AMOUNT      JAN-02       MONTH       MONTH
-------------------------                   ---------     ------       -----       -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                    0           0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                    0           0

AGING OF POST PETITION                                         MONTH: January-02
TAXES AND PAYABLES                                                   -----------

                             0 - 30       31 - 60       61 - 90       91 +
TAXES PAYABLE                 DAYS          DAYS         DAYS         DAYS         TOTAL
-------------                ------       -------       -------       ----         -----

1.   Federal                                                                           0
2.   State                                                                             0
3.   Local                                                                             0
4.   Other (Attach List)         0             0             0           0             0
5.   Total Taxes Payable         0             0             0           0             0
6.   Accounts Payable                                                                  0

                                                              MONTH: January-02
STATUS OF POST PETITION TAXES                                       ------------

                                 BEGINNING TAX     AMOUNT WITHHELD                       ENDING TAX
FEDERAL                            LIABILITY*       AND/OR ACCRUED      (AMOUNT PAID)    LIABILITY
-------                          -------------     ---------------      -------------    ----------

1.   Withholding **                                                                             0
2.   FICA - Employee **                                                                         0
3.   FICA - Employer **                                                                         0
4.   Unemployment                                                                               0
5.   Income                                                                                     0
6.   Other (Attach List)                0                    0                    0             0
7.   Total Federal Taxes                0                    0                    0             0

STATE AND LOCAL

8.   Withholding                                                                                0
9.   Sales                                                                                      0
10.  Excise                                                                                     0
11.  Unemployment                                                                               0
12.  Real Property                                                                              0
13.  Personal Property                                                                          0
14.  Other (Attach List)                                                                        0
15.  Total State And Local              0                    0                    0             0
16.  Total Taxes                        0                    0                    0             0

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form   does X does not have related footnotes on Footnotes Supplement.
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


CASE NAME:         KEVCO HOLDING, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:       401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH: January-02
                                                                   ------------

BANK RECONCILIATIONS                      Account # 1    Account # 2
--------------------                      -----------    -----------

A.   BANK:                                                               Other Accounts
B.   ACCOUNT NUMBER:                                                     (Attach List)      TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                 0
2.   Add: Total Deposits Not Credited                                                           0
3.   Subtract: Outstanding Checks                                                               0
4.   Other Reconciling Items                                                                    0
5.   Month End Balance Per Books                                                                0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                        DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER         OF PURCHASE    INSTRUMENT     PURCHASE PRICE    CURRENT VALUE
---------------------------         -----------    ----------     --------------    -------------

7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                        0                0

CASH

12.  Currency On Hand                                                                          0
13.  Total Cash - End of Month                                                                 0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:         KEVCO HOLDING, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:       401-40785-BJH-11                           MONTH: January-02
                                                                    ------------


PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                     TYPE OF         AMOUNT        TOTAL PAID
               NAME                  PAYMENT          PAID          TO DATE
               ----                  -------         ------        ----------

1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                           0                 0

                          PROFESSIONALS

                                        DATE OF
                                      COURT ORDER                                                    TOTAL
                                      AUTHORIZING        AMOUNT        AMOUNT      TOTAL PAID      INCURRED
                 NAME                   PAYMENT         APPROVED        PAID         TO DATE       & UNPAID*
                 ----                 -----------       --------       ------      ----------      ---------

1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                          0            0               0               0

         * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                SCHEDULED         AMOUNTS           TOTAL
                                 MONTHLY           PAID            UNPAID
                                PAYMENTS          DURING            POST
   NAME OF CREDITOR               DUE              MONTH          PETITION
   ----------------             ---------         -------         --------

1.  Bank of America                                    0        13,509,318
2.
3.
4.
5.  (Attach List)
6.  TOTAL                              0               0        13,509,318

This form     does  X  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:          KEVCO HOLDING, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:        401-40785-BJH-11                          MONTH: January-02
                                                                    ------------
QUESTIONNAIRE

                                                                                 YES     NO

1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                     x

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                 x

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                    x

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                             x

5.   Have any Post Petition Loans been received by the debtor from any party?            x

6.   Are any Post Petition Payroll Taxes past due?                                       x

7.   Are any Post Petition State or Federal Income Taxes past due?                       x

8.   Are any Post Petition Real Estate Taxes past due?                                   x

9.   Are any other Post Petition Taxes past due?                                         x

10.  Are any amounts owed to Post Petition creditors delinquent?                         x

11.  Have any Pre Petition Taxes been paid during the reporting period?                  x

12.  Are any wage payments past due?                                                     x

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                    YES    NO
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                            x

2.   Are all premium payments paid current?                                          x

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

  TYPE OF POLICY         CARRIER         PERIOD COVERED     PAYMENT AMOUNT & FREQUENCY
  --------------         -------         --------------     --------------------------

General Liability     Liberty Mutual     9/1/00-3/1/02          Semi-Annual $64,657


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO HOLDING, INC.                     FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40785-BJH-11                            ACCRUAL BASIS

                                                             MONTH:  January-02
                                                                   -------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER     FOOTNOTE / EXPLANATION
-------    -----------     ----------------------

1          24              The direct charges to equity are due to the secured
1          32              debt reductions pursuant to sales of Kevco
                           Manufacturing, L.P.'s operating divisions, the asset
                           sale of the South Region of Kevco Distribution, as
                           well as direct cash payments. The secured debt owed
                           to Bank of America by Kevco, Inc. (Case No.
                           401-40783-BJH-11) has been guaranteed by all of its
                           co-debtors (See Footnote 1,27A); therefore, the
                           secured debt is reflected as a liability on all of
                           the Kevco entities. The charge to equity is simply an
                           adjustment to the balance sheet.

1          27A             Intercompany payables are to co-debtors Kevco
                           Management Co. (Case No. 401-40788-BJH-11), Kevco
                           Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                           Manufacturing, LP (Case No. 401-40784-BJH-11), DCM
                           Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco,
                           Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                           (Case No. 401-40786-BJH-11), and Kevco Components,
                           Inc. (Case No. 401-40790-BJH-11).